1. Business, Going Concern, Liquidity and Summary of Significant Accounting Policies: Stock-based Compensation (Policies)	12 Months Ended
Mar. 31, 2018
Policies
Stock-based Compensation

Stock-Based Compensation

Compensation costs for all stock-based awards is measured at fair value on the date of the grant using an option pricing model and is recognized over the service period for awards expected to vest. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from the current estimates, such amounts will be recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.